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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 25, 1995 included in EG&G, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 1, 1995 and to all references to our Firm included in the Registration Statement.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 30, 1995